Exhibit 99.1

NYSE American: TPHS Q1 Market Update & Recent Activity March 2020

DISCLAIMER

TRINITY PLACE HOLDINGS

Forward Looking Statements

Certain statements in this presentation and that may be made in meetings contain forward-looking statements. All statements included in this presentation, other than statements of historical fact, that address activities, events or developments that we believe or anticipate will or may occur in the future are forward-looking statements and are not guarantees of future performance. These statements represent our current expectations based on various factors and numerous assumptions and are subject to known and unknown risks, uncertainties and other factors that could cause our actual results and financial position to differ materially. We claim the protection of the safe harbor for forward-looking statements provided in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Examples of forward-looking statements include: (i) anticipated development of 77 Greenwich Street, including timing and price of condo sales, (ii) remediation of 237 11th Street and recovery of costs, (iii) projections of financial items, (iv) statements of our plans and objectives, (v) statements of expected future economic performance, and (vi) assumptions underlying statements regarding us or our business. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as "expects," "should," "could," "intends," "anticipates," "targets," "estimates" or the negatives of those terms, or by discussions of development or other plans, strategy or other intentions. Important factors that could cause our actual results, performance and achievement to be materially different from those expressed in or contemplated by the forward-looking statements include risks related to the rapidly evolving COVID-19 pandemic, including its potential impact on timing of construction and other risks which are not yet known, which may be significant and the risks and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2019, in our Quarterly Reports on Form 10-Q and in our other filings with the Securities Exchange Commission. In addition, there may be other factors that could cause our actual results to be materially different from the results referenced in the forward-looking statements. All forward-looking statements contained in this presentation are qualified in their entirety by this cautionary statement. Forward-looking statements speak only as of the date they are made, and we do not intend to update or otherwise revise the forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated or other future events.

Market and Industry Data

This presentation contains information, estimates and projections concerning the New York City real estate market and other factors regarding the Company's industry that are based on government and industry publications and reports. This information involves a number of assumptions and limitations and you are cautioned to not rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data and other information contained in these publications and reports. The New York City real estate market and the industry in which the Company operates are subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC.

Trinity Place Holdings Inc. (NYSE American: TPHS) 2

INTRODUCTORY NOTE FROM THE CEO REGARDING CORONAVIRUS We are actively monitoring the rapidly evolving COVID - 19 situation and its impact on New York City and our business. Our primary concern is the safety of our tenants, business associates , investors, employees, and those who live or work in our communities. Although the full impact of the novel coronavirus remains to be seen, we remain bullish on New York City, the world’s preeminent hub of business and culture, and our operating regional assets remain well located and stable . For the reasons described in the following pages, which pre - date and do not take into account the current pandemic, we remain optimistic that New York’s strategic advantages will allow the city to recover from the challenges presented by the ongoing pandemic, as it has from prior challenges. In past recessions, NYC has rebounded faster than the nation and region, with the city adding jobs at more than double the rate of the US average following the 2008 recession. Unlike other crises, the economic impact of coronavirus is not geographically targeted or sector specific, and we believe the TAMI, healthcare, and financial service industries are unlikely to shift away from NYC. For instance, despite its public HQ2 retreat, Amazon has since made plans to occupy nearly 1 million SF of office space in Manhattan – highlighting NYC’s rise as the fastest growing tech hub in the US. While the future is uncertain, we believe Trinity is well positioned. Our board and management have many decades of combined experience, including past recessions and crises. TPHS ’ operating multifamily holdings are largely occupied by the highly - paid employees of top economic sectors, such as TAMI (33%), financial services (19%), and education and healthcare (12%). Two of TPHS’s assets, 223 North 8 th Street and 250 North 10 th Street, are also nearly 100% occupied with low leverage. While it is too early to know the impact of COVID - 19, which is likely to be significant, we take comfort as long - term investors in the proven resiliency of New York City – especially its strongest neighborhoods. We hope that you and your families are safe during this time. Matthew Messinger President and Chief Executive Officer

CORPORATE UPDATE ► Monetization of legacy assets and redeployment of capital into strategic investments ▪ Taking advantage of local expertise and management and board relationships to identify and acquire stable , cash flowing real estate assets or portfolios, primarily in metro New York region ▪ Leveraging executive team’s extensive real estate experience across acquisitions, development, and asset management to invest opportunistically in real estate and real estate related - securities ► Amidst regulatory confusion, multifamily continues to be attractive for long - term investment ▪ Strong population growth and record low unemployment in metro NYC ▪ Current pricing is at 15 - 20+% discount to peak pricing ▪ NYC multifamily cap rates currently up to 150 - 250+/ - bps above cost of long - term debt ▪ Increased demand for newly constructed housing as rent regulated tenants remain in place, leading to capital neglect in older housing stock ► Opportunistically raising capital for portfolio expansion ▪ TPHS positioned to capitalize on the evolution and development of NYC economy ▪ TPHS sitting on dry powder for new investments ► Leveraging low - cost property - level debt to maximize property returns ► 77 Greenwich condominium units on schedule for 2020 delivery ► With TPHS stock trading at a significant discount to NAV, create value per share via stock buybacks and opportunistic investments Continued Execution of Business Plan Leading to Growth and Value Creation 3

GROWTH CAPITAL ► In December 2019, TPHS closed on a $70 million 2 term loan that can be drawn down over ± 30 months ▪ Lender is an affiliate of an institutional global investment manager with more than $34 billion in assets under management ▪ Strategically aligned with management and Board’s vision for opportunistic growth of TPHS ► Funds can be used for several types of new investments, approved refinancings, stock buybacks and working capital ► Term of 5 years with ability to extend for up to 18 months ▪ Current pay: interest of 4.00%, increasing by 12.5bps every 6 months during initial term; 6.25% for first 12 - month extension option and 7.00% for second 6 - month extension option ▪ Accrual rate of 5.25% due at maturity 3 ► 7,179,000 warrants issued at a strike price of $6.50, a significant premium to our current stock price ► Lender has the ability to appoint a board member or observer Trinity Place Holdings Inc. (NYSE American: TPHS) 5 Corporate Term Loan 1 Stock Buyback Plan ► Board authorized a $5 million stock buyback plan on December 19, 2019 4 ► 49,964 shares repurchased in 2019, at average price per share of $2.98 ► 32,862 shares repurchased in 2020, at average price per share of $1.49 1 See current report on form 8 - K filed 12/20/2019 for additional details 2 TPHS has the ability to upsize the loan by $25 million with consent of lender 3 Multiple on invested capital of 130% inclusive of interest, fees, and prepayment premiums due at maturity, if applicable 4 Subject to restrictions in corporate term loan

MULTIFAMILY THESIS WITH A NYC FOCUS
A "CONTRARIAN" VIEW

TRINITY PLACE HOLDINGS



Among the sectors that Trinity Place Holdings monitors, multifamily continues to be attractive and actionable due to:

Economic & Demographic Trends

- **NYC metro population projected to grow by over 3% (~600K people) over next decade after 3.7% growth between 2010-2020**
  - Approx. 30% increase in post-secondary student enrollment (pre- and post-graduate) between 2005-2020

- **NYC's economy is growing & diversifying**
  - NYC has added over 900,000 jobs in the past decade (24.3% increase), outpacing the US (15.3%) and NY State (14.5%)
    - Lowest unemployment rate post-WWII – growing cohort of highly educated millennials virtually fully employed
    - TAMI industries creating high-income jobs and diversifying the economy as NYC becomes East Coast tech hub
  - 48% of job gains since 2009 have occurred outside of Manhattan. In 2018, 60% of new jobs were in outer boroughs
    - In Brooklyn alone, over 2.1M sf of new office space opened in 2019 with at least 2.6M sf more in the pipeline
    - Over 35% of recently developed Brooklyn office space has been absorbed within 12 months of delivery

Risk-Adjusted Opportunities

- **Many neighborhoods gaining high-income resident market share and will perform as Core investments despite Core-Plus Pricing**
  - High-end residential rents in premier areas outside Manhattan now exceeding $70 per sf in DUMBO/Williamsburg and $65 per sf in Brooklyn Heights/Park Slope, as these neighborhoods become choice destinations for highly-paid professionals
  - Nominal rents in top markets outside NYC (e.g. Hoboken) now on par with NYC boroughs

Data sources include Rent Guidelines Board of NYC research; Douglas Elliman/Miller Samuel Research; US Census Bureau; Office of NYS Comptroller; Cushman & Wakefield

Trinity Place Holdings Inc. (NYSE American: TPHS) 6

NYC MULTIFAMILY OPPORTUNITY

TRINITY PLACE HOLDINGS

Unique Opportunity to Buy Long-Term Value at a Discount

- Recent changes to New York rent regulations have led to a profound pullback in the multifamily investment sales market. This has created an appealing risk-adjusted opportunity to acquire certain high-quality assets at a significant discount to peak pricing (15-20%+), in many cases below replacement cost
  - Investor reports often not distinguishing between projected effects on permanent vs. temporarily rent-regulated housing (e.g. TPHS multifamily assets)
  - In 2019, the dollar value of multifamily purchases across all boroughs fell 40% from the prior year to $6.91 billion, the lowest total since 2011
- Local expertise allows TPHS to seek Core-Plus returns from Core assets through deep understanding of rent regulations, neighborhood-by-neighborhood knowledge, and a strong network of relationships across all types of players
- TPHS expects stable long-term market growth for available market-rate housing citywide, as existing stock begins to suffer from neglect, and as regulated tenants remain in place, restricting the available supply of quality housing for affluent renters
  - "Held Back by Rent Reform: Landlords decide it's too costly to repair certain units."
    \- *Crain's New York*, February 20, 2020
  - "New York Landlords Slow Apartment Upgrades, Blame New Rent Law"
    \- *Wall Street Journal*, December 19, 2019
- NYC multifamily cap rates currently up to 150-250+/- bps above cost of long-term debt

Action

- To acquire a critical mass of primarily market-rate multifamily housing, either temporarily regulated or entirely free market, in the New York metro area (some with ancillary ground-floor retail or mixed-use characteristics) which will generate safe, growing cash flow and offer long-term appreciation



Data sources include Rent Guidelines Board of NYC research; Douglas Elliman/Miller Samuel Research; US Census Bureau; Office of NYS Comptroller; Cushman & Wakefield

Trinity Place Holdings Inc. (NYSE American: TPHS) 7

Trinity Place Holdings Inc. (NYSE American: TPHS) 8 2019 Rent Reform Has Major Impact on Overall Market; Minor Impact on Recently Built Assets ► Greatest impact on permanently rent stabilized stock, which is over 90% of the regulated housing market ► Restricts ability of landlords to remove certain units from stabilization and increase rents upon vacancy ► TPHS expects a decline in housing quality for this majority of NYC rental units as landlords of permanently regulated buildings defer maintenance and cap ex ► Tenants with below - market leases will increasingly remain in place, decreasing frictional vacancy rate and restricting the available supply of rental units ► However , mechanisms to increase rents in recently constructed assets have been preserved: ▪ Regulations only in effect during time - limited tax abatement period – deregulated thereafter ▪ Owners of recently built housing with tax abatement, such as TPHS, can still increase rents over time, even in regulated buildings “NYC’s housing is likely to face even more pressure from lack of new supply, accelerating market rents, and increasing deferred capex in regulated units… the cost of renting an apartment in NYC is only going to increase as either the market rents further widen from regulated rents or the asset quality of regulated units erodes.” – Sandler O’Neill, June 17, 2019 OPPORTUNITY AMIDST REGULATORY CONFUSION

PORTFOLIO ACTIVITY

250 North 10th Street, Williamsburg, Brooklyn, N.Y.

► **Strong Investment**

- Closed in January 2020 for $137.75 million.
  - Institutional seller purchased the building for approximately $170 million in 2015 after completion of construction in 2014
- Price of $588,675 per unit or $570 per sf is below replacement cost and represents significant discount to condo pricing in Williamsburg / Brownstone Brooklyn (neighborhood condos $1,200-1,600 psf)
- Occupancy of 98% as of closing date in 234-unit, market rate building
- 7 years remaining under 15 year 421-a abatement, after which residential units will be released from Rent Stabilization regulations – providing considerable financial upside to ownership
- Close proximity to The Berkley at 223 North 8th Street, TPHS' other property in Williamsburg, owned through a JV
- After the cancellation of planned L train shutdown in January 2019, Williamsburg luxury apartment rents reached $3,675 in November 2019 – a 27% increase over November 2018 (not yet fully reflected in the building's current rent roll due to existing leases)
  - See "Williamsburg Rents Soar to Record a Year After Cuomo's L Train Reversal" – *Bloomberg*, January 8, 2020 (https://www.bloomberg.com/news/articles/2020-01-08/williamsburg-rents-soar-a-year-after-cuomo-s-l-train-reversal)

Tenant Employment


TAMI (32%)
Financial Services (19%)
Education/ Healthcare (13%)
Other (36%)

Trinity Place Holdings Inc. (NYSE American: TPHS)
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PORTFOLIO ACTIVITY, CONTINUED ► Strategic Partner ▪ Partnership with TF Cornerstone (TFC) who holds a 90% interest and lent TPHS its share of equity to purchase o TPHS did not use any corporate cash for the acquisition ▪ TFC is a family - owned New York City - based real estate investment firm with over 50 years of experience , and currently owns over 8,000 apartments with 4,000 more in the development pipeline, as well as 2.5 million commercial sf in New York and Washington D.C. ▪ Partnership arose due to shared vision for long - term prospects of New York City multifamily in the aftermath of 2019 rent reform ▪ TPHS earned an acquisition fee, will earn annual asset management fees, and has the ability to earn a performance based promote ▪ Senior debt of $82.75 million at 3.39% fixed rate, interest only, for 15 years ▪ TFC provided an equity loan of $5.8 million to TPHS, 1 secured only by TPHS’ equity interest in 250 North 10 th Street ▪ More information and photos: https://250n10.com/ ▪ See “Trinity Place, TF Cornerstone to Acquire 234 - Unit Apartment Building in Brooklyn” – REBusiness Online, December 18, 2019 ( https ://rebusinessonline.com/trinity - place - tf - cornerstone - to - acquire - 234 - unit - apartment - building - in - brooklyn / ) 1 Interest accruing at 7% per year, repayable at any time without penalty within four years with cash or, at TFC’s election , TPHS stock if above a strike price of $6.50 per share 250 North 10 th Street, Williamsburg, Brooklyn, N.Y. 8

PORTFOLIO ACTIVITY, CONTINUED Trinity Place Holdings Inc. (NYSE American: TPHS) 11 ► Strong Performing Joint Venture ▪ $ 33 million mortgage refinance closed in February 2020 ▪ Fixed interest rate of approx. 2.71 % and 7 year term. Interest only for 5 years ▪ Replaces previous floating - rate loan with fixed interest rate at an initial savings of approximately 120 bps and $769,000 per year ▪ $6 million additional advance available based on the performance of the property ▪ Current occupancy at 100%, with 12 - month average occupancy of nearly 100% ▪ Average rent growth on new leases of +10% since cancellation of planned L train shutdown in January 2019 – revenue growth continues as now below - market leases vacate and roll to market rates ▪ More information and photos: http://theberkleybk.com/ The Berkley , Williamsburg, Brooklyn, N.Y. ► TPHS approached to provide fee - based development management services for a large development deal in a New York Opportunity Zone; parties working on terms ► Would require no TPHS capital ► TPHS would receive current income and performance - based incentive New Development Other (43%) Law (5%) Financial Services (21%) TAMI (31%) Tenant Employment* *during initial lease - up

PORTFOLIO ACTIVITY, CONTINUED

TRINITY PLACE HOLDINGS

237 11th Street, Park Slope, Brooklyn, N.Y.

- **Update on remediation project:**
  - 5 of 12 floors have been remediated to date
    - Cost recovery being pursued through property insurance and ongoing litigation against Seller and general contractor, both of which have multiple active insurance policies
    - Currently 27.9% leased; active leasing temporarily suspended
    - Expected partial re-introduction into leasing market beginning in Spring 2020 as units are repaired (initial lease-up reflected robust pent-up demand for amenitized, elevator apartment buildings in Park Slope/Gowanus). Repaired units will continue to be released into the leasing market over several months
- Planned Gowanus rezoning, inclusive of 4th Avenue, could result in a property upzoning of 30,000 sf (worth ±$6 million).[1] Massing and structural analyses have confirmed a portion of additional square footage could be added to existing structure. Potential for upzoning was not included in TPHS' original asset underwriting
- Recently signed retail lease (medical office) for 1,074 sf at $70 per sf for 16 years
- Anticipated recapitalization of property (debt & equity) in late 2020 or early 2021
- More information and photos: https://237eleventh.com/



Tenant Employment*
Other (19%)
TAMI (41%)
Education & Healthcare (25%)
Financial Services (15%)

*during initial lease-up

Trinity Place Holdings Inc. (NYSE American: TPHS)

12

[1] $6 million valuation ($200 psf) based on recent development rights transactions in vicinity

77 GREENWICH ► New York City School Construction Authority (SCA) certified in January 2020 that core and shell construction work is substantially complete; C ity has approved new tax lots and condo unit closing is anticipated to occur imminently ► $46.5 million total payable by SCA comprised of $41.5 million for purchase of condo (fully paid) plus $5 million for construction supervision (54% paid to date) ► Delivery will result in a reduction of our construction lender liquidity requirement by $5 million Public Elementary School Status of Residential Construction ► Structure is 90% enclosed, exclusive of the hoist section ► Hoist scheduled for removal in 3 rd quarter 2020 ► Framing completed and drywall installation started ► Passenger elevator service anticipated to be operational in 2 nd quarter 2020 ► Construction was approximately 75% complete in December 2019 ► See link for construction images: https://tphs.com/77 - greenwich - status - images Sales Update ► Multiple units under contract ► Model homes to be installed by Summer 2020 once passenger elevator service is active ► Closings will start to occur upon receipt of first temporary certificate of occupancy ( TCO), expected by the end of 2020 ► Sales process expected to continue into 2021 ► More information, photos, video and press : https://77greenwich.com/ 13

LEGACY ASSETS Trinity Place Holdings Inc. (NYSE American: TPHS) 14 ► Sold for $19.6 million in November 2019 as part of successful execution of multi - year redevelopment, repositioning and disposition plan ► Net proceeds of $8.3 million and gain on sale of approximately $ 9.5 million ► Gain effectively offset by TPHS’ significant tax net operating losses West Palm Beach, Fla. ► Fee owned strip center ► Restoration Hardware and LensCrafters remain in place as TPHS continues to evaluate alternatives ► Property continues to be cash flow positive Paramus, N.J. https://therealdeal.com/miami/2019/12/02/walmart - anchored - shopping - center - in - wpb - sells - for - 20m/

APPENDIX: 77 GREENWICH IN THE MEDIA https ://www.nytimes.com/2019/05/ 11/realestate/from - slacks - to - square - footage.html https ://www.forbes.com/sites/keithfl amer/2019/05/16/first - peek - at - downtown - manhattans - 77 - greenwich - condominium https://www.cityrealty.com/nyc/market - insight/features/get - to - know/measuring - value - high - end - residential - amenities/29521 https ://newyorkyimby.com/2020/02/77 - greenwich - streets - curtain - wall - nears - completion - in - the - financial - district.html https ://www.interiordesign.net/articles/16944 - deborah - berke - partners - and - fxcollaborative - unveil - luxury - condominiums - at - 77 - greenwich/ https ://tphs.com/wp - content/uploads/2019/03/Mansio n - Global_77 - Greenwich_March - 2019 - 1.pdf https ://ny.curbed.com/2019/5/17/18 629149/77 - greenwich - condos - for - sale - manhattan